UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2007 (November 27, 2007)

PAMRAPO BANCORP, INC.

(Exact name of registrant as specified in its charter)

New Jersey	0-18014	22-2984813
(State or other Jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

611 Avenue C, Bayonne, New Jersey	07002
(Address of Principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 339-4600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

During its regularly scheduled meeting on November 27, 2007, the Board of Directors of Pamrapo Bancorp, Inc. (the “Company”) adopted an amendment to Article V of its By-laws, effective immediately, to provide for the issuance of uncertificated shares of the Company’s common stock. Previously, Article V only encompassed shares of stock represented by a certificate. The Company must be able to issue and transfer non-certificated shares in order to be eligible to participate in the Direct Registration System currently administered by The Depository Trust Company, as required by The NASDAQ Stock Market for all listed companies.

The Company’s By-laws are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1	Pamrapo Bancorp, Inc. By-laws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAMRAPO BANCORP, INC.
Date: November 27, 2007
	By:	/s/ KENNETH D. WALTER
Kenneth D. Walter,
Vice President, Treasurer and Chief Financial Officer